Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Aircastle Limited (the ‘‘Company’’) for the three months ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the ‘‘Report’’), I Ron Wainshal, as Chief Executive Officer of the Company, and I Michael Inglese, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ Ron Wainshal Name: Ron Wainshal Title: Chief Executive Officer Date: August 14, 2007
/s/ Michael Inglese Name: Michael Inglese Title: Chief Financial Officer Date: August 14, 2007